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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):            August 15, 2002
------------------------------------------------             ---------------



                                  POPULAR, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)




  COMMONWEALTH OF PUERTO RICO                  NO. 0-13818     NO. 66-0416582
---------------------------------------------  -----------   ------------------
(State or other jurisdiction of incorporation) (Commission      (IRS Employer
                                               File Number)  Identification No.)



                            209 MUNOZ RIVERA AVENUE
                               HATO REY, PUERTO RICO                 00918
                      ---------------------------------------      ----------
                      (Address of principal executive offices)     (Zip Code)



   Registrant's telephone number, including area code:   (787) 765-9800
                                                         --------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)






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Item 5.  Other Events

         On August 14, 2002, each of the Chairman,President and Chief Executive Officer, Richard L. Carrion, and Senior Executive Vice President and Chief Financial Officer, Jorge A. Junquera, of Popular, Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No.4-460. A copy of each of these statements is attached hereto as Exhibit 99.1 and 99.2 .



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

         99.1 Sworn statement of the Chairman, President and Chief Executive Officer, Richard L. Carrion.

         99.2 Sworn statement of the Senior Executive Vice President and Chief Financial Officer, Jorge A. Junquera
















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                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            POPULAR, INC.
                                        -------------------
                                            (Registrant)






Date:  August 15, 2002                By:  S/Amilcar L. Jordan
       ---------------                    ----------------------
                                    Name:  Amilcar L. Jordan, Esq.
                                    Title: Senior Vice President and Comptroller









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                                  EXHIBIT INDEX



Exhibit Number                     Description
--------------                     -----------

99.1 Sworn Statement of the Chairman, President and Chief Executive Officer, dated August 14, 2002.


99.2 Sworn Statement of the Senior Executive Vice President and Chief Financial Officer, dated August 14, 2002.